UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2021

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (the “SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Statement”). After discussion with KPMG LLP, its independent registered public accounting firm (“KPMG”), and in further consideration of the guidance in Accounting Standards Codification (“ASC”) 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity”, the Company’s management reevaluated the accounting treatment of its public warrants and private placement warrants (collectively, the “Warrants”) reflected as issued in our financial statements in connection with the 2019 merger with TPG Pace Holdings Corp., a special purpose acquisition company, and concluded that certain provisions preclude the Warrants from being accounted for as components of stockholders’ equity, including certain settlement provisions that differ based on the holder of the Warrants. As a result, the Warrants should have been recorded as liabilities on the consolidated balance sheets. Further, the Warrants should have been measured at fair value at inception (on the date of the merger) and at each reporting date in accordance with ASC 820, “Fair Value Measurement”, with changes in fair value recognized in the consolidated statement of operations and comprehensive (loss) income in the period of change.

The change in fair value of the Warrants in each period is a non-cash charge and has no impact on the Company’s historical reported revenues, operating income, Adjusted EBITDA, Adjusted net income, or cash flows provided by (used in) operating activities, used in investing activities, or provided by financing activities for any period.

On May 4, 2021, after discussion with KPMG, the Company’s management and the Audit Committee concluded that it is appropriate to correct the error related to the accounting treatment of the Warrants in its previously issued (i) audited consolidated financial statements as of and for the year ended December 31, 2020 and 2019, (ii) unaudited condensed consolidated statements of operations for the three months ended March 31, 2020, and the three-month and year-to-date periods ended June 30, 2020 and September 30, 2020, and (iii) unaudited condensed consolidated balance sheets as of March 31, 2020, June 30, 2020 and September 30, 2020 (collectively the “Relevant Periods”) by restating such audited and unaudited condensed consolidated financial information because the error was material to the financial information for each of the Relevant Periods. Considering such restatements, such previously issued audited and unaudited condensed consolidated financial statements should no longer be relied upon.

The Company included the restated audited consolidated financial statements and unaudited interim condensed consolidated financial statements for the Relevant Periods in its recently filed Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2020.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, KPMG LLP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: May 10, 2021	By:	/s/ Brian Carroll
Brian Carroll
Chief Financial Officer

3